SUPPLEMENT TO THE PROSPECTUSES

                  CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

     The following information supersedes certain information in the fund's Prospectuses

     The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the fund. The current members of the team are Nelson Louie and Jo Ann Corkran. Nelson Louie is the fund's lead manager. Suzanne E. Moran, Christian T. Lee and Waiman Leung are no longer members of the team.

Dated: June 8, 2005                                                    16-0605
                                                                       for
                                                                       CSCRC
                                                                       CSCRL
                                                                       2005-016